Exhibit 99.1
Christophe Beck Chairman & Chief Executive Officer 1

CAUTIONARY STATEMENT

Forward-Looking Information This communication contains forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding COVID-19 pandemic trends, global economic recovery, supply chain disruptions and delivered product cost inflation, and our financial and business performance and prospects, including sales, earnings, surcharge and structural pricing actions, innovation and new business. These statements are based on the current expectations of management. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. In particular, with respect to the pandemic, numerous factors will determine the extent of the impact on our business, including the severity of the disease, the duration of the outbreak, the acceptance, distribution and efficacy of vaccines, the likelihood of a resurgence of the outbreak, including as a result of emerging variants, actions that may be taken by governmental authorities intended to minimize the spread of the pandemic, including vaccination mandates, or to stimulate the economy, and other unintended consequences.

Additional risks and uncertainties are set forth under Item 1A of our most recent Form 10-K, and our other public filings with the Securities and Exchange Commission ("SEC"), and include the effects and duration of the COVID-19 pandemic, including the impact of vaccination mandates; difficulty in procuring raw materials or fluctuations in raw material costs; the vitality of the markets we serve; the impact of economic factors such as the worldwide economy, capital flows, interest rates, foreign currency risk, and reduced sales and earnings in our international operations resulting from the weakening of local currencies versus the U.S. dollar; information technology infrastructure failures or breaches in data security; our ability to attract, retain and develop high caliber management talent to lead our business and successfully execute organizational change and changing labor market dynamics in the wake of the COVID-19 pandemic; exposure to global economic, political and legal risks related to our international operations, including the impact of sanctions or other actions taken by the U.S. or other countries, and retaliatory measures taken by Russia in response, in connection with the conflict in Ukraine; and other uncertainties or risks reported from time to time in our reports to the SEC. In light of these risks, uncertainties and factors, the forward-looking events discussed in this communication may not occur. We caution that undue reliance should not be placed on forward-looking statements, which speak only as of the date made. Ecolab does not undertake, and expressly disclaims, any duty to update any forward-looking statement, except as required by law.

Non-GAAP Financial Information This presentation includes Company information that does not conform to generally accepted accounting principles (GAAP). Management believes that a presentation of this information is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. Reconciliations of certain historical non-GAAP financial measures to GAAP financial measures are included in the "Non-GAAP Financial Measures" section of this presentation. We do not provide reconciliations for non-GAAP estimates on a forward-looking basis (including those contained in this presentation) when we are unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of various items that have not yet occurred, are out of our control and/or cannot be reasonably predicted, and that would impact reported earnings per share, and the most directly comparable forward-looking GAAP financial measures to adjusted earnings per share. For the same reasons, we are unable to address the probable significance of the unavailable information.

Industry and Market Information Industry and market information, including market share data, contained in this communication are based on management's current estimates of potential opportunities of Ecolab. These estimates have been made in good faith based on management's knowledge and, in some cases, upon industry surveys and other publicly available information. You are cautioned not to give undue weight to such estimates, and we have not verified the accuracy or completeness of these estimates and information from independent sources.

Trademarks and Logos Ecolab and its other trademarks and logos contained in this communication are the property of Ecolab USA Inc. or its affiliates. Trademarks and logos of other companies appearing in this communication are the property of their respective owners. All rights reserved.

ECOLAB

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3 UNIQUELY POSITIONED TO DELIVER WHAT MATTERS SAFE FOOD NET ZERO WATER HEALTHY ENVIRONMENTS CLEAN CLIMATE

4 CLIMATE 3.6 million metric tons of GHGs AVOID CLEAN 60 billion hands HEALTH FOOD 1.4 billion people FEED 215 billion gallons of water SAVE WATER AS THE GLOBAL LEADER, IN 2021 WE HELPED: GROWING FAST BY GROWING OUR IMPACT

$0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 5 2021+ Pre - COVID 15 - year Double - Digit EPS CAGR 2004 - 2019 15 years : +11% 10 years : +10% 5 years : +12% STRONG LONG - TERM HISTORY OF GROWTH EPS (Adjusted, Continuing Operations) 9/11 Financial Crisis Euro Crisis Represents Adjusted EPS, excluding the estimated impact of the Upstream business when it was not accounted for as discontinue d o perations, so 2012 - 2016 may not be comparable to the period 2017 - 2019, when the Upstream business was accounted for as discontinued operations

WILL OVERCOME COVID AND INFLATION TOO 6 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 EPS (Adjusted, Continuing Operations) Represents Adjusted EPS, excluding the estimated impact of the Upstream business when it was not accounted for as discontinue d o perations, so 2012 - 2016 may not be comparable to the period 2017 - 2019, when the Upstream business was accounted for as discontinued operations COVID - 19 Inflation Doing what’s right, the right way COVID: • Focused on Institutional • Maintained global team Inflation: • Priced to offset over time • Ensured seamless supply

7 STRONG RECOVERY UNDERWAY 6% 4% - 7% 5% 6 - 8% 12% 12% - 21% 17% 15% Organic Sales Adj. EPS 2018 2019 2020 2021 Long - term Ambition 18% 3% - 27% - 9%

8 6% 4% - 7% 5% 6 - 8% 12% 12% - 21% 17% 15% Organic Sales Adj. EPS 2018 2019 2020 2021 Long - term Ambition Sales 20% of sales INSTITUTIONAL DIVISION 80% of sales ALL OTHER BUSINESSES 18% 3% OI OI Sales - 27% - 94% STRONG RECOVERY UNDERWAY

9 OVERCOMING UNPRECEDENTED INFLATION Internal: Strong underlying growth drivers ▪ New business, structural pricing, energy surcharge, innovation, and productivity driven by digital automation External: Substantial d elivered product cost inflation ▪ 2021 - 2022: Overcoming >$1 billion of inflation

10 OVERCOMING UNPRECEDENTED INFLATION… 2020 2021 2022F Structural Pricing / Surcharge Delivered Product Cost Inflation $B >$1B of Inflation +10% +25%

11 …WITH STRONG PRICING ACTIONS 2020 2021 2022F Structural Pricing / Surcharge Delivered Product Cost Inflation $B >$1B of Inflation Temporary Energy Surcharge Accelerated Structural Pricing

12 SURCHARGE IMPLEMENTATION TAKES TIME TO FULLY OFFSET INCREMENTAL DELIVERED PRODUCT COST April May June Surcharge Incremental DPC Headwind $M

13 2022 CURRENT OUTLOOK Continued strong double - digit organic sales growth ▪ Fueled by pricing, market recovery, new business and innovation Gross margin pressure to peak in 2Q ▪ Structural pricing and surcharge expected to deliver sequential gross margin improvement in 3Q 2Q to be seen as a “transition” quarter as the surcharge gets implemented ▪ 3 full months of incremental energy costs ▪ Only 1+ month of full surcharge benefit as it builds through the quarter 2Q adj. diluted EPS expected to get close to 90% of last year’s $1.22 ▪ Year - on - year delivered product cost inflation expected to reach 30%+, up from 25% in 1Q ▪ Strong structural pricing, with additional surcharge benefit building later in the quarter ▪ Pricing plus surcharge expected to offset inflation as we exit the quarter Adj. EPS growth expected to accelerate through the second half , assuming: ▪ Demand and economy remain healthy ▪ The rate of inflation eases

14 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022F Pricing Delivered Product Cost Inflation $B > 25% 2% 2% 2% 2% 3% 0.5% 2% 2% 1% 1% 1% 1% 1% 2% 3% 2% 2% ~10% RETURNS FOR CUSTOMERS A LONG HISTORY OF SUSTAINED PRICING

15 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022F Pricing Delivered Product Cost Inflation $B > 25% 2% 2% 2% 2% 3% 0.5% 2% 2% 1% 1% 1% 1% 1% 2% 3% 2% 2% ~10% RETURNS FOR CUSTOMERS DEMONSTRATING EARNINGS POWER

Huge and expanding $152B market opportunity ▪ Investing further in new, high - growth businesses Sustained by strong macro business drivers ▪ Infection prevention, water and sustainability Powerful customer value proposition ▪ eROI – best results at the lowest total costs ▪ Delivered personally at 3 million locations worldwide Strengthening competitive advantages ▪ Global expertise, breakthrough innovation, sales team effectiveness, digital & cloud WELL - POSITIONED TO DELIVER DOUBLE - DIGIT EPS GROWTH AS INFLATION NORMALIZES POSITIONED FOR STRONG, LONG - TERM GROWTH 16

CONSISTENT, RELIABLE, DOUBLE - DIGIT EPS GROWTH 17 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022+ EPS (Adjusted, Continuing Operations) Represents Adjusted EPS, excluding the estimated impact of the Upstream business when it was not accounted for as discontinue d o perations, so 2012 - 2016 may not be comparable to the period 2017 - 2019, when the Upstream business was accounted for as discontinued operations SALES GROWTH 6 - 8% 15% EPS GROWTH LONG - TERM OBJECTIVES

18 18 HUGE MARKET OPPORTUNITY ATTRACTIVE MACRO TRENDS ®

19 LEADER IN HIGHLY FRAGMENTED, LARGE AND GROWING MARKET 0 20 40 60 80 100 120 140 160 1995 2000 2005 2010 2015 2020 2021 MARKET OPPORTUNITY GROWTH SINCE 1995 $152B $57B $39B $32B $18B Ecolab $106B 8% $135B ECOLAB SALES 2021: $13 BILLION Ecolab Competitors Market data reflects current estimates of potential opportunities $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $152B

20 WITH MAJOR OPPORTUNITIES IN EVERY END - MARKET $ MILLIONS Market data reflects current estimates of potential opportunities $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 Building Services Other Food Retail Ed./Government High Tech/Manufacturing Lodging Paper Pharma Health Care Heavy Industries Food Service Food & Beverage

SERVING MAJOR GLOBAL COMPANIES 21 Largest customer <2% of sales | Top 10 customers <10% of sales

CAPTURING GROWTH TRENDS: PEOPLE HEALTH 22 PANDEMICS HOSPITAL ACQUIRED INFECTIONS FOOD SAFETY ANIMAL HEALTH PREVENTING INFECTIONS BY HELPING PROVIDE SAFE OUTCOMES IN A SAFE ENVIRONMENT

CAPTURING GROWTH TRENDS: PLANET HEALTH 23 WATER SCARCITY: 56% SUPPLY / DEMAND GAP CLIMATE CHANGE: 5 - 6ºC BY 2100 WATER QUALITY: 1/5 UNDRINKABLE WATER + CO 2 EMISSIONS: 25% DRIVEN BY WATER NET ZERO 0 UNIQUELY POSITIONED TO DELIVER NET ZERO

CAPTURING GROWTH TRENDS: BUSINESS HEALTH 24 Carbon negative and water positive by 2030 Zero emissions by 2040 100% renewable energy by 2035 25% reduction in emissions by 2025 Net positive water impact by 2050 100% of packaging recyclable or reusable by 2025 34% reduction in carbon emissions by 2025 30% reduction in carbon intensity, 15% reduction in water intensity by 2025 Carbon neutral by 2050 Freshwater only for human consumption Cut carbon, water and waste footprints in half by 2030 Net zero emissions by 2039 25% recycled plastic by 2025 HELPING CUSTOMERS DELIVER ON THEIR SUSTAINABILITY PROMISES

25 GROWTH STRATEGY: CIRCLE THE CUSTOMER, CIRCLE THE GLOBE 2021 SALES  C orporate accounts  New offerings  New end - markets Market data reflects current estimates of potential opportunities 2021 SALES UNSOLD CUSTOMERS $83B $56B $13B $152B GROW MARKET SHARE DRIVE PENETRATION  End to end solutions  Proof o f outcome  eROI >25% EXISTING CUSTOMERS

26 26 HOW WE GROW ®

27 COMMON GROWTH PLATFORM, DEDICATED EXPERTISE Business Model and Operating Principles Innovation and Digital Platforms 90%+ consumable revenue FOODSERVICE/ HOSPITALITY FOOD & BEVERAGE PROCESSING HEALTHCARE/ LIFE SCIENCES INDUSTRIAL/ COMMERCIAL WATER SERVICES Hygiene, Infection Prevention and Water Treatment

LEVERAGING ENTERPRISE TECHNOLOGIES Chemistry ECOLAB 3D TM : Digital Technology Innovating best - in - class solutions from our advantaged technologies Leveraging deep enterprise capabilities Antimicrobials, Water, Hygiene, Solids Dispensing, Clean - in - place, Sensors Real - time data, predictive, connected 28

HOW WE DRIVE VALUE – ENSURING THE BEST OUTCOMES 29 BEST RESULTS AT LOWEST TOTAL COST (Reduced water, energy, waste impact) BREAKTHROUGH TECHNOLOGY ON - SITE EXPERTISE GLOBAL KNOW - HOW PREDICTIVE INSIGHTS

SMALL COST – MAJOR CUSTOMER BENEFITS 30 Labor Asset Protection Water & Energy Other Specific customer application cost Ecolab’s customer value proposition  The best results at every location  Lower total operating costs  Minimal environmental impact  Dramatic sustainability story  Exceptional customer experience

31 ANNUAL SAVINGS INSIGHT ▪ Measurement of global water strategy ▪ Consistency & standardization ▪ Continuous improvement & TCO reduction INNOVATION Our comprehensive solutions include: ▪ Holistic water strategy ▪ Real - time digital insights delivered enterprise - wide ▪ Optimized cooling treatment programs for water reuse DELIVERING MEASURABLE IMPACT AND OUTCOMES CASE STUDY: DATA CENTER PROVIDER SOLUTIONS ▪ Water Flow Intelligence ▪ 3D TRASAR ™ Technology ▪ Powered by ECOLAB3D ™ 30 Million Gallons 17 Million kWh 12,000 Metric tons $8 Million >60%

32 32 SUSTAINABILITY LEADER ®

33 15 th Consecutive Year 2021 Climate and Water A Lists & Supplier Leadership List 2022 World and North America Indices 6 th Consecutive Year #3 Driving exponential operational and sustainability results with our customers THROUGH OUR CUSTOMERS Embodying corporate responsibility and sustainability in our own operations IN OUR OWN OPERATIONS THE WORLD’S TRUSTED SUSTAINABILITY COMPANY

WATER DIVERSITY, EQUITY, AND INCLUSION SAFETY 40 % reduction in overall water impact 50% reduction in CO 2 e 35% and 25% management level gender and ethnic/racial diversity, respectively GOAL ZERO 62 % Progress toward goal 56% Progress toward goal 74% Progress toward goal 44% 39% Reduction Reduction in Total Recordable Injury Rate (TRIR) since 2013, globally in Lost Time Injury Rate (LTIR) since 2016 in North America As of 2021, we delivered: CLIMATE 2030 goals: 2021 Target DELIVERED SAFE AND SUSTAINABLE OPERATIONS 34

300 BILLION gallons of water saved 6 MILLION metric tonnes of CO 2 e avoided 2 BILLION people provided high - quality and safe food 90 BILLION hands cleaned As of 2021, we delivered: 35 WATER FOOD HEALTH CLIMATE 2030 goals: DELIVERED MAJOR GLOBAL CUSTOMER IMPACT 60% Progress toward goal 70% Progress toward goal 67% Progress toward goal 72% Progress toward goal 2021 Target

36 36 STRONG FINANCIAL POSITION ®

CONSISTENT FINANCIAL OBJECTIVES 37 SALES GROWTH ~2x net debt / adjusted EBITDA LEVERAGE 1. Grow dividend in line with EPS growth 2. Acquisitions 3. Share repurchase FREE CASH FLOW CONVERSION FREE CASH FLOW PRIORITIES +15% POSITIONED TO DRIVE SUSTAINABLE, PROFITABLE GROWTH 90% - 100% of cash from operations EPS GROWTH +6 - 8%

$0.3 $0.5 $0.9 $1.3 $1.7 $2.1 $2.6 $3.2 $3.7 $4.3 $0.2 $0.5 $1.0 $1.7 $2.5 $3.1 $3.6 $4.0 $4.1 $4.2 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Common Dividends Paid Shares Repurchased CASH RETURNED TO SHAREHOLDERS 38 ~$9B Cumulative Cash Returned 2012 - 2021 Total Returns 2012 - 2021 $4.2B SHARES REPURCHASED $4.3B DIVIDENDS TO SHAREHOLDERS ($ Billions) Increased cash dividend for 30 consecutive years

ECOLAB SUMMARY 39 STRONG BUSINESS MODEL FOR CONSISTENT, SUPERIOR GROWTH  GLOBAL LEADER WITH SMALL SHARE OF $152 + B, GROWING MARKET $139+ Billion Remains to be Sold  SERVING FUNDAMENTAL, GLOBAL AND INCREASINGLY COMPLEX LONG - TERM NEEDS Water, Food Safety, Infection Prevention, Sustainab ility  POWERFUL, PROVEN STRATEGY TO DRIVE TOP - LINE GROWTH Circle the Customer – Circle the Globe, High Consumable Revenue Mix  MULTIPLE OPPORTUNITIES FOR NEW GROWTH Geographic and Market Expansion, Emerging Businesses, Bolt - on M&A  SIGNIFICANT MARGIN IMPROVEMENT WORK UNDERWAY Pricing, Leverage, Digital , Process Efficiency  SUBSTANTIAL COMPETITIVE ADVANTAGE Scale, Global Reach, Product Technology, Corporate Accounts, Sales/Service Force, Field Technology, Brand Name, Data and Actionable Insights  STRONG AND CONSISTENT FINANCIALS, FREE CASH FLOW, RETURNS

SUPPLEMENTAL NON - GAAP RECONCILIATIONS 40